UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2018, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in Elgin, Illinois. At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on March 29, 2018.

1. ELECTION OF DIRECTORS

Proposal one was the election of seven directors. The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes

Selim A. Bassoul	45,199,974	767,545	4,140,496
Sarah Palisi Chapin	44,942,817	1,024,702	4,140,496
Robert B. Lamb	45,167,261	800,258	4,140,496
Cathy L. McCarthy	45,817,291	150,228	4,140,496
John R. Miller III	42,618,103	3,349,416	4,140,496
Gordon O’Brien	44,659,526	1,307,993	4,140,496
Nassem Ziyad	45,803,600	163,919	4,140,496

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2019 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal two was the ratification of Ernst & Young LLP as independent public accountant of the Company for the current fiscal year ending December 29, 2018. The shares present were voted as follows:

FOR: 49,700,413	AGAINST: 380,588	ABSTAIN: 27,014	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal two was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the approval, by an advisory vote, of the 2017 compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR: 39,030,517	AGAINST: 6,888,002	ABSTAIN: 49,000	BROKER NON-VOTES: 4,140,496

Pursuant to the foregoing votes, proposal three was approved on an advisory basis.

4. STOCKHOLDER PROPOSAL REGARDING ESG REPORTING

Proposal four was a stockholder proposal regarding ESG reporting. The shares present were voted as follows:

FOR: 26,015,352	AGAINST: 19,500,939	ABSTAIN: 451,228	BROKER NON-VOTES: 4,140,496

Pursuant to the foregoing votes, proposal four was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 10, 2018	By:	/s/ Timothy J. FitzGerald
	Name:	Timothy J. FitzGerald
	Title:	Vice President and Chief Financial Officer